                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Emtec, Inc. (the "Company") on Form 10-K for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Bhatt, Vice President of Finance and Operations of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Sam Bhatt
                                        Vice President of Finance
                                        July 14, 2004